LOSS PER SHARE	12 Months Ended
Dec. 31, 2023
Earnings per share [abstract]
LOSS PER SHARE
NOTE 27 - LOSS PER SHARE:

Below are the net loss data attributed to capital rights owners. The loss per share is calculated according to the weighted average number of the shares issued in the relevant financial periods, the weighted average number of the ordinary shares issued and the loss for the period as follows:

	For the year ended December 31
	2023	2022	2021
Calculation of basic earnings per share:
Net loss	(29,715)	(397,789)	(17,050)
Loss attributed to ordinary shareholders in USD	(29,715)	(397,789)	(17,050)

Weighted average number of ordinary shares	80,974,653	30,030,805	18,732,473

Basic and diluted loss per share attributed in USD	(0.37)	(13.25)	(0.91)